Offerings - Offering: 1	Oct. 02, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 39,828,958.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,500.38
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,518,059 Shares outstanding (approximately 25.00% of the net assets of the Fund as of September 30, 2025).